Exhibit 99.2

3Q 2017 Earnings Call Presentation
November 8, 2017

Safe Harbor Statement This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Regional Management Corp.’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with Regional Management’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. We cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither Regional Management nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.
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3Q 17 Highlights – Strong Portfolio Growth and Hurricane Impact

(dollars in millions)	3Q 17	3Q 16	Chg B/(W)	% Chg B/(W)
Total Finance Receivables	$774.9	$696.1	$78.7	11.3%
Core Finance Receivables	671.9	566.5	105.4	18.6%
Total Revenue	69.2	62.5	6.7	10.8%
Provision for Credit Losses	20.2	16.4	(3.7)	(22.8%)
G&A Expense	33.8	30.5	(3.4)	(11.1%)
Interest Expense	6.7	5.1	(1.5)	(30.1%)
Net Income	**$5.3**	**$6.5**	**($1.2)**	**(18.0%)**
ROA	2.8%	3.9%	(1.1%)	(28.2%)
ROE	9.4%	13.2%	(3.8%)	(28.8%)

- **Net income $5.3 million, or $0.45 diluted EPS**
  - ($2.2) million, or ($0.18) per share, estimated negative impact from hurricanes
  - $0.6 million, or $0.05 per share, benefit from bulk sale of previously charged-off bankrupt accounts
- **Revenue growth of 10.8% driven by $78.7 million year-over-year portfolio growth**
  - Interest and fee income up 10.8% year-over-year on 11.3% increase in net receivables
  - Core finance receivables up 18.6%
- **3Q 17 provision for credit losses increased by $3.7 million versus the prior-year period**
  - Year-over-year net credit losses increased $1.2 million due to:
    - Average net receivables growth of 11.8%, offset by an improvement in the net credit loss rate
    - Pre-tax increase of $1.0 million from amount of insurance claims that are typically included in the insurance line, offset by $1.0 million bulk sale of bankrupt accounts
  - Allowance build of $2.5 million more than 3Q 16 entirely due to a $3.0 million pre-tax build related to the hurricanes
- **Higher interest expense due to portfolio growth, LIBOR increases, upsizing of bank facility, and higher cost of new warehouse financing**

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Strategic Focus    Nortridge Loan System (NLS) Implementation    Conversion to NLS progressing Successfully built enhanced functionality (texting, imaging, and customer portal) Successfully converted Texas in October; 80% of all accounts on new system On schedule to complete conversion of all states by end of 2017    Auto Business    Beginning in November, we are no  longer originating auto loans We expect losses and delinquencies to remain stable as we maintain our focus on collections    Centralized Collections    Strong  results from
limited testing in Texas, North Carolina, and South Carolina Continue to expand centralized collections function in other geographies    Marketing /De Novo Branches    Hybrid growth model     Increase receivable growth within existing branch footprint Modest de novo expansion in 2017 while completing our system conversion    Developing next generation risk and response models to improve direct mail targeting Cost reductions improve direct mail campaign efficiency    Digital Channel /Online Lending Update    Continued expansion of Lending  Tree relationship driving growth in the channel Actively recruiting and testing of additional affiliate partnerships Continue the rollout of texting and our customer portal with each state conversion to NLS Enhancing digital foundation through website design and search engine optimization    4

Net Income and Fully Diluted EPS    $10.0     Net Income (1)$7.6 (2) $8.0$7.4 (3) $6.5$6.5$6.1 $5.9(4) $6.0$5.2$5.3 Millions $4.0 $2.0 $0.0 4Q 151Q 162Q 163Q 164Q 161Q 172Q 173Q 17 GAAP Net Income$7.4$5.2$5.9$6.5$6.5$7.6$6.1$5.3 Net Non- Operating Items$1.2N/AN/A N/A N/A $1.5($0.3)($1.5) $0.80Diluted Earnings Per Share (2) $0.65 (1) $0.60$0.56$0.56$0.55(3) $0.49$0.52(4) $0.45 $ )$0.40 ( $0.40 EPS $0.20 $0.00 4Q 151Q 162Q 163Q 164Q 161Q 172Q 173Q 17 EPS (5)$0.56$0.40$0.49$0.56$0.55$0.65$0.52$0.45 Net Non- Operating Items$0.09N/AN/A N/A N/A $0.12($0.02)($0.13)    (1) 4Q 15 included $1.2 million after-tax benefit from bulk charged-off debt sale (2) 1Q 17 included $1.5 million tax benefit from exercise of stock options (3) 2Q 17 included $0.3 million after-tax COO transition costs (4) 3Q 17 reported results were impacted by the following after-tax non-operating items:     Diluted Net incomeEPS As Reported$5.3$0.45 Hurricane impact($2.2)($0.18) Bulk sale impact$0.6$0.05    (5) Calculated using diluted share count    5

Ending Net Finance Receivables    $    800 Ending Net Receivables$775 $750$718 $727 $696 $695 $700 $646 $650$628 Millions$607 $600 $550 $500 4Q 151Q 162Q 163Q 164Q 161Q 172Q 173Q 17 YoY $82.3$81.5$73.2$94.5$89.3$87.6$81.0$78.7 Change15.1%15.5%12.8%15.7%14.2%14.4%12.5%11.3%    Strong 3Q 17 growth of 11.3% over prior year increases portfolio to $775 million Tenth consecutive quarter with double digit net finance receivable growth    6

Product Category Trends

in millions

Ending Net Receivables	4Q 15	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17
Small Loans (≤ $2,500)	$338	$311	$320	$349	$358	$336	$349	$363
Large Loans (> $2,500)	$147	$162	$195	$217	$235	$242	$268	$309
Core loan products	**$485**	**$473**	**$515**	**$566**	**$594**	**$578**	**$617**	**$672**
Automobile Loans	$116	$106	$101	$97	$90	$86	$80	$72
Retail Loans	$28	$28	$30	$33	$34	$31	$30	$31
Total	**$628**	**$607**	**$646**	**$696**	**$718**	**$695**	**$727**	**$775**
Total YoY Δ ($)	**$82**	**$81**	**$73**	**$95**	**$89**	**$88**	**$81**	**$79**
Total YoY Δ (%)	**15%**	**15%**	**13%**	**16%**	**14%**	**14%**	**13%**	**11%**

	$ Chg I/(D)		% Chg I/(D)	
	vs. 2Q 17	vs. 3Q 16	vs. 2Q 17	vs. 3Q 16
Small Loans (≤ $2,500)	$15	$14	4.2%	4.0%
Large Loans (> $2,500)	$41	$92	15.2%	42.2%
Core loan products	**$55**	**$105**	**9.0%**	**18.6%**
Automobile Loans	($8)	($25)	(10.3%)	(26.2%)
Retail Loans	$1	($1)	3.4%	(3.8%)
Total	**$48**	**$79**	**6.6%**	**11.3%**


Product Category Mix
% of Total Receivables
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
53.8%
46.9%
39.8%
23.3%
18.5%
9.2%
4.4%
4.0%
4Q 15
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
Small Loans
Large Loans
Automobile Loans
Retail Loans

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Revenue Driven by Strong Year-Over-Year Portfolio Growth

REGIONAL MANAGEMENT



Revenue
Millions
$73.0
$68.0
$63.0
$58.0
$53.0
$48.0
$43.0
$56.7
$56.7
$57.3
$62.5
$64.0
$65.8
$65.3
$69.2
4Q 15
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
Interest & Fee Income
Insurance Income
Other Income

Total Revenue	4Q 15	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17
Sequential Δ	2.9%	0.0%	1.1%	9.0%	2.5%	2.8%	(0.7%)	5.9%
Year/Year Δ	5.4%	7.9%	8.2%	13.4%	12.9%	16.1%	14.0%	10.8%



Average Net Receivables
Millions
$800
$750
$700
$650
$600
$550
$500
$450
$614
$618
$625
$675
$707
$709
$708
$754
4Q 15
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17

	4Q 15	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17
Sequential Δ	4.4%	0.5%	1.2%	8.0%	4.8%	0.3%	(0.2%)	6.5%
Year / Year Δ	13.5%	15.7%	13.6%	14.6%	15.1%	14.9%	13.3%	11.8%



Interest & Fee and Total Revenue Yield
Yields (Annualized % of ANR)
40.0%
37.5%
35.0%
32.5%
30.0%
36.9%
36.7%
36.7%
37.0%
36.2%
37.1%
36.9%
36.7%
33.4%
33.2%
33.7%
34.0%
33.8%
33.4%
33.8%
33.8%
4Q 15
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
Total Revenue Yield
Interest & Fee Yield

Total Revenue	4Q 15	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17
Sequential Δ	(0.5%)	(0.2%)	0.0%	0.3%	(0.8%)	0.9%	(0.2%)	(0.2%)
Year / Year Δ	(2.9%)	(2.7%)	(1.8%)	(0.4%)	(0.7%)	0.4%	0.2%	(0.3%)

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Provision Up Due to Growth & Hurricane; NCL Rate Down

REGIONAL MANAGEMENT



Net Credit Losses & Provision for Credit Losses
Net Credit Losses in Millions
Total Provision in Millions
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$11.8
$15.0
$13.4
$13.5
$17.3
$19.4
$17.6
$14.8
4Q 15
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
Net Credit Losses
Total Provision

Sequential Δ	(5.5%)	27.4%	(10.6%)	0.7%	27.9%	12.2%	(9.3%)	(16.1%)
Year/Year Δ	(37.1%)	13.1%	4.2%	8.3%	46.6%	29.1%	31.1%	9.2%



Net Credit Loss Rates
Net Credit Losses (% of ANR)
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.7%
9.7%
8.6%
8.0%
9.8%
10.9%
9.9%
7.8%
Included 128 bps of bulk charged-off debt sale
Included 60 bps of insurance claims that temporarily shifted into net credit losses
Included 100 bps of insurance claims that temporarily shifted into net credit losses
Included 51 bps of insurance claims that temporarily shifted into net credit losses and 54 bps benefit from bulk sale of bankrupt accounts
4Q 15
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17

Sequential Δ	(0.8%)	2.0%	(1.1%)	(0.6%)	1.8%	1.1%	(1.0%)	(2.1%)
Year/Year Δ	(6.2%)	(0.2%)	(0.8%)	(0.5%)	2.1%	1.2%	1.3%	(0.2%)

- Growth in the quarter pushed the LLR higher by $2.4 million, plus an incremental $3.0 million LLR for hurricanes
- Net credit losses were lower by $1.0 million due to the bulk sale of BKs
- Similarly, the BK sale accounted for 54 bps reduction in the NCL rate

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Seasonal Pattern of Delinquency
3Q 17 Delinquency: 1+ days past due is at 17.5%, which is 70 bps below 3Q 16 30+ days past due is at 6.8%, which is 30 bps below 3Q 16
30+ Delinquency Trend
7.2% 7.1% 7.4%
$60.0 6.8% 6.8% 7.5%
6.2% 6.5% 6.5%
$6.9 $6.2 6.0%
$5.8
$5.5 $6.8
$5.4 $4.9 $8.2 $25.1 $6.6 $22.7
$40.0 $7.2
$21.4 $6.3 $19.6
$6.7 $19.8 $5.2 $5.4 $17.5 $7.0 $21.2 $9.7 4.5%
$10.0
$8.4 $7.8
$7.7 $5.9 $18.3 $7.2 $7.6
$7.1 $11.0 $11.6 $11.6 3.0%
$20.0 $9.9 $10.0 $10.7
$9.9
$7.6
1.5%
$15.7 $16.7 $17.3 $16.7 $13.9 $17.0 $18.6
$12.0
$0.0 0.0%
4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17
30-59 Days 60-89 Days 90-119 Days 120-149 Days 150-179 Days Total % of Receivables
1+ days past due % 20.3% 16.7% 18.3% 18.2% 18.1% 15.7% 17.5% 17.5%
30+ days past due % 7.2% 6.2% 6.8% 7.1% 7.4% 6.5% 6.5% 6.8%
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G&A Expense Dollars and Ratios


Total G&A Expenses
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Annualized % of ANR
18.6%
19.3%
18.9%
18.1%
16.3%
17.7%
17.9%
18.0%
$28.6
$29.8
$29.5
$30.5
$28.8
$31.5
$31.6
$33.8
4Q 15
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17

	4Q 15	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17
Sequential Δ	9.0%	4.4%	(0.9%)	3.1%	(5.3%)	9.1%	0.6%	6.9%
Year/Year Δ	0.5%	(8.6%)	4.6%	16.3%	1.0%	5.5%	7.1%	11.1%
As % of ANR	18.6%	19.3%	18.9%	18.1%	16.3%	17.7%	17.9%	18.0%

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